SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2004

eDiets.com, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-30559	56-0952883
(Commission File Number)	(IRS Employer Identification No.)

3801 W. Hillsboro Blvd.

Deerfield Beach, Florida 33442

(Address of Principal Executive Offices) (Zip Code)

(954) 360-9022

(Registrant’s Telephone Number, Including Area Code)

ITEM 5.	OTHER EVENTS AND REGULATION FD DISCLOSURE

On February 12, 2004, the Company issued the press release attached as Exhibit 99.2 announcing it has been granted a listing on the Nasdaq SmallCap Market and will commence trading under the ticker symbol “DIET” on Tuesday, February 17, 2004.

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)	Exhibits

The following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit No.	Title
99.1	eDiets.com, Inc. Press Release, issued February 12, 2004.
99.2	eDiets.com, Inc. Press Release, issued February 12, 2004.

ITEM 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 12, 2004, the Company issued the press release attached as Exhibit 99.1, which sets out the Company’s results of operations for the year ended December 31, 2003.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eDiets.com, Inc.

By:	/s/ Robert T. Hamilton

Robert T. Hamilton Chief Financial Officer

Date: February 12, 2004

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Press Release dated February 12, 2004.
99.2	Press Release dated February 12, 2004.